Putnam Multi-Asset Absolute Return Fund
The fund's portfolio
1/31/23 (Unaudited)

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (27.3%)(a)
	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations (2.0%)
Government National Mortgage Association Pass-Through Certificates
5.50%, 5/20/49	$31,020	$31,943
5.00%, 5/20/49	92,675	94,185
4.50%, TBA, 2/1/53	5,000,000	4,964,734
4.00%, TBA, 2/1/53	3,000,000	2,915,365
3.50%, with due dates from 10/20/49 to 11/20/49	67,540	64,128
3.00%, TBA, 2/1/53	3,000,000	2,756,054

		10,826,409
U.S. Government Agency Mortgage Obligations (25.3%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
3.50%, 8/1/43	243,711	235,637
3.00%, 3/1/43	194,332	181,532
Federal National Mortgage Association Pass-Through Certificates
5.50%, 1/1/38	556,594	576,012
5.00%, with due dates from 1/1/49 to 8/1/49	56,865	57,352
4.50%, 5/1/49	7,828	7,838
3.50%, 6/1/56	1,361,411	1,290,360
3.50%, with due dates from 6/1/42 to 7/1/43	425,905	410,226
3.00%, with due dates from 2/1/43 to 2/1/43	501,624	468,585
Uniform Mortgage-Backed Securities
6.00%, TBA, 2/1/53	7,000,000	7,191,953
5.50%, TBA, 2/1/53	24,000,000	24,382,512
5.00%, TBA, 2/1/53	60,000,000	60,239,064
4.50%, TBA, 2/1/53	21,000,000	20,742,422
4.00%, TBA, 2/1/53	4,000,000	3,861,250
3.50%, TBA, 2/1/53	1,000,000	938,516
3.00%, TBA, 2/1/53	5,000,000	4,538,279
2.50%, TBA, 2/1/53	1,000,000	875,234
2.00%, TBA, 2/1/53	11,000,000	9,258,224

		135,254,996

Total U.S. government and agency mortgage obligations (cost $144,531,029)		$146,081,405

U.S. TREASURY OBLIGATIONS (0.1%)(a)
	Principal amount	Value
U.S. Treasury Notes
2.25%, 11/15/24(i)	$54,000	$52,361
1.875%, 2/28/27(i)	212,000	199,104
1.75%, 3/15/25(i)	149,000	142,833
1.375%, 8/31/26(i)	164,000	151,889
0.125%, 2/15/24(i)	268,000	255,683

Total U.S. treasury obligations (cost $801,870)		$801,870

COMMON STOCKS (14.4%)(a)
	Shares	Value
Basic materials (1.5%)
Anglo American Platinum, Ltd. (South Africa)	6,782	$504,378
Asian Paints, Ltd. (India)	33,614	1,123,067
Coromandel International, Ltd. (India)	50,181	549,128
Fertiglobe PLC (United Arab Emirates)	145,929	159,007
Inner Mongolia ERDOS Resources Co., Ltd. Class B (China)	642,500	1,314,288
Northam Platinum Holdings, Ltd. (South Africa)(NON)	32,645	320,779
United Tractors Tbk PT (Indonesia)	329,900	541,843
Vale SA ADR (Brazil)	140,622	2,626,819
Vedanta, Ltd. (India)	188,269	769,196

		7,908,505
Capital goods (0.2%)
Haitian International Holdings, Ltd. (China)	176,000	542,531
Schaeffler India, Ltd. (India)	11,001	362,168

		904,699
Communication services (0.1%)
Hellenic Telecommunications Organization SA (Greece)	30,722	483,862
KT Corp. (South Korea)	7,992	228,136

		711,998
Consumer cyclicals (1.9%)
Astra International Tbk PT (Indonesia)	2,874,900	1,154,161
Cheil Worldwide, Inc. (South Korea)	24,074	430,376
China Yongda Automobiles Services Holdings, Ltd. (China)	388,000	334,984
Haier Smart Home Co., Ltd. Class H (China)	432,600	1,598,348
iHeartMedia, Inc. Class A(NON)	26,640	206,460
Kia Corp. (South Korea)	23,576	1,287,702
KOC Holding A/S (Turkey)	441,403	1,798,721
Maruti Suzuki India, Ltd. (India)	4,830	526,036
MultiChoice Group (South Africa)	52,177	358,988
Page Industries, Ltd. (India)	2,029	993,268
WalMart de Mexico (Walmex) SAB de CV (Mexico)	100,037	390,734
Zhongsheng Group Holdings, Ltd. (China)	215,500	1,220,796

		10,300,574
Consumer staples (1.1%)
Ambev SA (Brazil)	66,500	178,947
Arca Continental SAB de CV (Mexico)	179,063	1,579,478
Cencosud SA (Chile)	836,886	1,503,158
Coca-Cola Icecek AS (Turkey)	25,672	250,422
Grupo Bimbo SAB de CV Class A (Mexico)	66,455	329,937
Indofood Sukses Makmur Tbk PT (Indonesia)	441,100	198,182
JD.com, Inc. Class A (China)	63,851	1,899,539

		5,939,663
Energy (0.4%)
China Shenhua Energy Co., Ltd. (China)	419,500	1,302,699
Indo Tambangraya Megah Tbk PT (Indonesia)	348,200	842,592

		2,145,291
Financials (2.8%)
Agricultural Bank of China, Ltd. Class H (China)	3,967,000	1,430,273
Banco Bradesco SA (Preference) (Brazil)(NON)	309,760	855,512
Banco de Chile (Chile)	7,121,771	778,233
Cathay Financial Holding Co., Ltd. (Taiwan)	503,000	717,223
China Construction Bank Corp. Class H (China)	497,000	322,830
China Development Financial Holding Corp. (Taiwan)	2,364,000	1,046,010
China International Capital Corp., Ltd. Class H (China)	553,200	1,239,781
China Minsheng Banking Corp., Ltd. Class H (China)	1,476,000	551,900
CTBC Financial Holding Co., Ltd. (Taiwan)	1,745,000	1,334,677
FirstRand, Ltd. (South Africa)	18,156	67,388
Hana Financial Group, Inc. (South Korea)	39,730	1,581,847
Hong Leong Bank Bhd (Malaysia)	249,600	1,201,809
Hyundai Marine & Fire Insurance Co., Ltd. (South Korea)	12,678	319,602
Itausa SA (Brazil)	781,660	1,313,468
KB Financial Group, Inc. (South Korea)	34,648	1,578,687
Ping An Insurance Group Co. of China, Ltd. Class H (China)	19,000	148,305
Shin Kong Financial Holding Co., Ltd. (Taiwan)	560,000	168,363
Tisco Financial Group PCL (Thailand)	76,000	235,989

		14,891,897
Health care (0.6%)
Bangkok Dusit Medical Services PCL (Thailand)	147,700	133,113
Cipla, Ltd./India (India)	22,513	280,392
CSPC Pharmaceutical Group, Ltd. (China)	1,218,000	1,397,003
Sun Pharmaceutical Industries, Ltd. (India)	99,810	1,262,537

		3,073,045
Technology (5.1%)
Alibaba Group Holding, Ltd. (China)(NON)	288,124	3,981,376
Baidu, Inc. Class A (China)(NON)	65,700	1,108,059
Hon Hai Precision Industry Co., Ltd. (Taiwan)	452,000	1,507,772
Infosys, Ltd. (India)	97,967	1,844,337
Lenovo Group, Ltd. (China)	1,450,000	1,166,559
LG Innotek Co., Ltd. (South Korea)	5,148	1,149,748
Meituan Class B (China)(NON)	4,840	107,829
NetEase, Inc. (China)	90,100	1,594,023
Samsung Electronics Co., Ltd. (South Korea)	81,060	4,051,695
Taiwan Semiconductor Manufacturing Co., Ltd. ADR (Taiwan)	65,010	6,028,377
Tata Consultancy Services, Ltd. (India)	41,417	1,707,093
Tencent Holdings, Ltd. (China)	48,400	2,359,038
United Microelectronics Corp. (Taiwan)	369,000	602,709

		27,208,615
Transportation (0.5%)
COSCO SHIPPING Holdings Co., Ltd. Class H (China)	444,400	460,881
Evergreen Marine Corp. Taiwan, Ltd. (Taiwan)	165,600	848,496
Hyundai Glovis Co., Ltd. (South Korea)	9,710	1,316,293
International Container Terminal Services, Inc. (Philippines)	16,890	64,287

		2,689,957
Utilities and power (0.2%)
CPFL Energia SA (Brazil)	178,800	1,172,205
Glow Energy PCL (Thailand)(NON)(F)	35,800	11
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)	25,989	29,887

		1,202,103

Total common stocks (cost $69,648,179)		$76,976,347

INVESTMENT COMPANIES (9.6%)(a)
	Shares	Value
Energy Select Sector SPDR Fund	179,766	$16,166,356
Health Care Select Sector SPDR Fund	58,400	7,788,224
Industrial Select Sector SPDR Fund	89,800	9,146,130
Real Estate Select Sector SPDR Fund	207,735	8,431,964
Technology Select Sector SPDR Fund	70,800	9,625,968

Total investment companies (cost $46,960,002)		$51,158,642

COMMODITY LINKED NOTES (7.7%)(a)(CLN)
	Principal amount	Value
BofA Finance, LLC 144A sr. unsec. unsub. notes, compound SOFR less 0.05%, 3/7/23 (Indexed to the BofA Merrill Lynch Commodity MLBX4SX6 Excess Return Strategy multiplied by 3)	$10,120,000	$12,895,966
Citigroup Global Markets Holdings, Inc. sr. notes Ser. N, compound SOFR, 3/27/23 (Indexed to the Citi Commodities F3 vs F0 - 4x Leveraged Index multiplied by 3)	10,604,000	15,398,758
Goldman Sachs International 144A notes zero %, 3/31/23 (Indexed to the S&P GSCI Excess Return Index multiplied by 3)	5,001,000	4,215,546
Citigroup Global Markets Holdings, Inc. sr. notes Ser. N, zero %, 3/7/23 (Indexed to the S&P GSCI Light Energy Excess Return Index multiplied by 3)	8,090,000	8,836,586

Total commodity Linked Notes (cost $33,815,000)		$41,346,856

WARRANTS (1.0%)(a)(NON)
	Expiration date	Strike Price	Warrants	Value
Bank of Jiangsu Co., Ltd. 144A (China)	11/28/23	$0.00	1,195,231	$1,313,087
Chongqing Zhifei Biological Products Co., Ltd. 144A (China)	6/30/23	0.00	73,600	1,066,184
ENN Natural Gas Co., Ltd. 144A (China)	9/22/23	0.00	393,545	1,052,325
Guaranteed Rate, Inc.(F)	3/1/23	0.01	337	—
Inner Mongolia Yuan Xing Energy Co., Ltd. 144A (China)	6/30/23	0.00	299,900	397,852
Shaanxi Coal Industry Co., Ltd. 144A (China)	8/21/23	0.00	116,900	338,376
Shenzhen Mindray Bio-Medical Electronics Co., Ltd. 144A (China)	2/9/24	0.00	24,800	1,221,417

Total warrants (cost $5,406,862)				$5,389,241

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (0.8%)(a)
		Principal amount	Value
Cote d'lvoire (Republic of) sr. unsec. notes Ser. REGS, 5.875%, 10/17/31 (Cote d'lvoire)	EUR	190,000	$173,579
Cote d'lvoire (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.125%, 6/15/33 (Cote d'lvoire)		$600,000	533,250
Dominican (Republic of) sr. unsec. bonds Ser. REGS, 4.875%, 9/23/32 (Dominican Republic)		150,000	127,566
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.875%, 1/29/26 (Dominican Republic)		433,000	445,546
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.95%, 1/25/27 (Dominican Republic)		153,000	152,391
Egypt (Arab Republic of) sr. unsec. bonds Ser. REGS, 7.30%, 9/30/33 (Egypt)		200,000	147,246
Egypt (Arab Republic of) sr. unsec. notes Ser. REGS, 7.60%, 3/1/29 (Egypt)		200,000	165,249
Ghana (Republic of) sr. unsec. unsub. notes Ser. REGS, 8.125%, 1/18/26 (Ghana) (In default)(NON)		620,000	248,000
Ghana (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.375%, 2/11/27 (Ghana) (In default)(NON)		200,000	75,750
Indonesia (Republic of) sr. unsec. unsub. notes 4.65%, 9/20/32 (Indonesia)		1,305,000	1,305,911
Romania (Government of) 144A unsec. bonds 3.625%, 3/27/32 (Romania)		420,000	352,997
Tunisia (Central Bank of) sr. unsec. unsub. notes Ser. REGS, 5.75%, 1/30/25 (Tunisia)		260,000	170,366
United Mexican States sr. unsec. unsub. bonds 4.28%, 8/14/41 (Mexico)		380,000	311,550

Total foreign government and agency bonds and notes (cost $4,713,977)			$4,209,401

MORTGAGE-BACKED SECURITIES (0.6%)(a)
	Principal amount	Value
American Home Mortgage Investment Trust FRB Ser. 07-1, Class GA1C, (ICE LIBOR USD 1 Month + 0.19%), 4.579%, 5/25/47	$303,968	$162,858
Banc of America Commercial Mortgage Trust FRB Ser. 07-1, Class XW, IO, 0.313%, 1/15/49(WAC)	85,920	1
Bear Stearns Commercial Mortgage Securities Trust FRB Ser. 07-T26, Class AJ, 5.566%, 1/12/45(WAC)	7,820	7,547
COMM Mortgage Trust 144A Ser. 12-CR3, Class F, 4.75%, 10/15/45(WAC)	725,000	322,961
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 4727, Class SA, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.20%), 1.741%, 11/15/47	11,676	1,412
Structured Pass-Through Certificates FRB Ser. 8, Class A9, IO, 0.467%, 11/15/28(WAC)	—	—
Federal Home Loan Mortgage Corporation 144A Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class B2, (ICE LIBOR USD 1 Month + 10.50%), 15.006%, 3/25/49	63,000	69,846
Federal National Mortgage Association Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2, (ICE LIBOR USD 1 Month + 4.00%), 8.506%, 5/25/25	14,866	15,165
Federal National Mortgage Association 144A Connecticut Avenue Securities Trust FRB Ser. 22-R02, Class 2M2, (US 30 Day Average SOFR + 3.00%), 7.31%, 1/25/42	543,000	527,728
GCAT Trust 144A Ser. 20-NQM2, Class A3, 2.935%, 4/25/65	25,374	23,347
Government National Mortgage Association Ser. 15-53, Class MI, IO, 4.00%, 4/16/45	14,888	2,729
GSAA Trust FRB Ser. 07-6, Class 1A1, (ICE LIBOR USD 1 Month + 0.12%), 4.746%, 5/25/47	121,651	78,366
JPMBB Commercial Mortgage Securities Trust 144A FRB Ser. 14-C18, Class D, 4.735%, 2/15/47(WAC)	1,229,000	881,352
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 13-C11, Class E, 4.398%, 8/15/46(WAC)	1,350,000	54,715
FRB Ser. 13-C11, Class F, 4.398%, 8/15/46(WAC)	1,720,000	16,856
MortgageIT Trust FRB Ser. 04-1, Class M2, (ICE LIBOR USD 1 Month + 1.01%), 5.511%, 11/25/34	107,642	99,545
Residential Accredit Loans, Inc. FRB Ser. 06-QO5, Class 1A1, (ICE LIBOR USD 1 Month + 0.43%), 4.936%, 5/25/46	140,402	120,745
Structured Asset Mortgage Investments II Trust FRB Ser. 07-AR1, Class 2A1, (ICE LIBOR USD 1 Month + 0.18%), 4.686%, 1/25/37	571,161	488,678
UBS-Barclays Commercial Mortgage Trust 144A Ser. 12-C2, Class F, 5.00%, 5/10/63(WAC)	853,000	9
Wachovia Bank Commercial Mortgage Trust FRB Ser. 06-C29, IO, 0.342%, 11/15/48(WAC)	211,610	66
Wachovia Bank Commercial Mortgage Trust 144A FRB Ser. 05-C21, Class E, 5.254%, 10/15/44(WAC)	381,064	346,692
WF-RBS Commercial Mortgage Trust 144A Ser. 11-C3, Class E, 5.00%, 3/15/44(WAC)	367,000	4

Total mortgage-backed securities (cost $5,133,878)		$3,220,622

ASSET-BACKED SECURITIES (0.4%)(a)
	Principal amount	Value
1Sharpe Mortgage Trust 144A FRB Ser. 20-1, Class NOTE, (ICE LIBOR USD 3 Month + 2.90%), 3.025%, 7/25/24	$342,348	$338,069
Mello Warehouse Securitization Trust 144A FRB Ser. 21-3, Class E, (ICE LIBOR USD 1 Month + 3.25%), 7.756%, 11/25/55	520,000	505,700
MRA Issuance Trust 144A FRB Ser. 22-2, Class A3, (US SOFR + 1.25%), 5.55%, 6/15/23	783,000	783,000
Station Place Securitization Trust 144A FRB Ser. 22-3, Class A1, (CME Term SOFR 1 Month + 1.25%), 5.77%, 5/29/23	523,000	523,000

Total asset-backed securities (cost $2,133,573)		$2,149,769

CORPORATE BONDS AND NOTES (0.1%)(a)
	Principal amount	Value
Ecopetrol SA sr. unsec. unsub. bonds 8.875%, 1/13/33 (Colombia)	$200,000	$205,140
IHS Holding, Ltd. company guaranty sr. unsec. notes Ser. REGS, 6.25%, 11/29/28 (Nigeria)	270,000	221,738
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 6.25%, 3/17/24 (Brazil)	60,000	60,142
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 5.60%, 1/3/31 (Brazil)	59,000	56,756
Petroleos de Venezuela SA company guaranty sr. unsec. unsub. notes 5.375%, 4/12/27 (Venezuela) (In default)(NON)	1,000	46
Petroleos Mexicanos company guaranty sr. unsec. unsub. FRB 5.95%, 1/28/31 (Mexico)	75,000	60,041
ReNew Wind Energy AP2/ReNew Power Pvt, Ltd. other 9 Subsidiaries company guaranty sr. notes Ser. REGS, 4.50%, 7/14/28 (India)	200,000	170,793

Total corporate bonds and notes (cost $819,184)		$774,656

UNITS (—%)(a)
	Units	Value
Banco BTG Pactual SA (Brazil)	58,100	$247,448

Total units (cost $292,483)		$247,448

SHORT-TERM INVESTMENTS (67.7%)(a)
		Principal amount/shares	Value
Interest in $50,000,000 repurchase agreement dated 1/31/2023 with Barclays Capital, Inc. due 2/1/2023 - maturity value of $50,005,944 for an effective yield of 4.280% (collateralized by U.S. Treasuries (including strips) with a coupon rate of 3.000% and a due date of 2/15/2048, valued at $51,118,151)		$50,000,000	$50,000,000
Interest in $383,301,000 joint tri-party repurchase agreement dated 1/31/2023 with BofA Securities, Inc. due 2/1/2023 - maturity value of $88,915,619 for an effective yield of 4.300% (collateralized by Agency Mortgage-Backed Securities with coupon rates ranging from 2.000% to 5.000% and due dates ranging from 3/20/2030 to 1/20/2053, valued at $390,967,020)		88,905,000	88,905,000
Interest in $385,437,000 joint tri-party repurchase agreement dated 1/31/2023 with Citigroup Global Markets, Inc. due 2/1/2023 - maturity value of $89,010,631 for an effective yield of 4.300% (collateralized by Agency Mortgage-Backed Securities with coupon rates ranging from 4.500% to 6.500% and due dates ranging from 10/20/2052 to 11/20/2052, valued at $393,168,615)		89,000,000	89,000,000
Interest in $385,600,000 joint tri-party repurchase agreement dated 1/31/2023 with Royal Bank of Canada due 2/1/2023 - maturity value of $89,010,631 for an effective yield of 4.300% (collateralized by Agency Mortgage-Backed Securities and U.S. Treasuries (including strips) with coupon rates ranging from 0.000% to 6.500% and due dates ranging from 2/28/2023 to 12/20/2052, valued at $393,359,048)		89,000,000	89,000,000
Manhattan Asset Funding Co., LLC asset-backed commercial paper 4.435%, 2/17/23 (Japan)		2,500,000	2,494,676
Mizuho Bank, Ltd./New York, NY commercial paper 4.374%, 2/6/23		2,500,000	2,498,145
State Street Institutional U.S. Government Money Market Fund, Premier Class 4.18%(P)	Shares	7,547,000	7,547,000
U.S. Treasury Bills 4.491%, 3/16/23(SEG)(SEGSF)(SEGCCS)		$11,500,000	11,438,623
U.S. Treasury Bills 4.509%, 3/2/23(SEG)(SEGSF)(SEGCCS)		11,300,000	11,259,790
U.S. Treasury Bills 4.387%, 2/23/23(SEG)(SEGSF)(SEGCCS)		8,800,000	8,776,055
U.S. Treasury Bills 4.554%, 3/9/23(SEG)		942,000	937,791
U.S. Treasury Bills 3.838%, 2/2/23		500,000	499,945

Total short-term investments (cost $362,359,481)			$362,357,025
TOTAL INVESTMENTS

Total investments (cost $676,615,518)			$694,713,282

FUTURES CONTRACTS OUTSTANDING at 1/31/23 (Unaudited)
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
S&P 500 Index E-Mini (Long)	19	$3,872,770	$3,885,500	Mar-23	$96,868
S&P 500 Index E-Mini (Short)	176	35,874,080	35,992,000	Mar-23	(1,363,428)
U.S. Treasury Note 2 yr (Short)	589	121,126,930	121,126,930	Mar-23	(466,802)
U.S. Treasury Note 10 yr (Long)	1,406	161,008,969	161,008,969	Mar-23	1,288,290

Unrealized appreciation					1,385,158

Unrealized (depreciation)					(1,830,230)

Total					$(445,072)

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 1/31/23 (Unaudited)
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike	Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Bank of America N.A.
3.343/US SOFR/Dec-35 (Purchased)	Dec-25/3.343	$3,621,600	$(234,861)	$28,031
(3.343)/US SOFR/Dec-35 (Purchased)	Dec-25/3.343	3,621,600	(234,861)	(74,894)
(3.17)/US SOFR/Dec-35 (Purchased)	Dec-25/3.17	3,452,400	(179,525)	(15,052)
2.67/US SOFR/Dec-35 (Purchased)	Dec-25/2.67	3,452,400	(176,072)	(30,588)
(3.18)/US SOFR/Dec-35 (Purchased)	Dec-25/3.18	3,348,800	(169,114)	(11,152)
2.68/US SOFR/Dec-35 (Purchased)	Dec-25/2.68	3,348,800	(169,114)	(26,991)
JPMorgan Chase Bank N.A.
3.187/US SOFR/Jan-36 (Purchased)	Jan-26/3.187	1,661,600	(107,256)	847
(3.187)/US SOFR/Jan-36 (Purchased)	Jan-26/3.187	1,661,600	(107,256)	(26,071)

Unrealized appreciation				28,878

Unrealized (depreciation)				(184,748)

Total				$(155,870)

TBA SALE COMMITMENTS OUTSTANDING at 1/31/23 (proceeds receivable $95,217,266) (Unaudited)
Agency	Principal amount	Settlement date	Value
Uniform Mortgage-Backed Securities, 5.50%, 2/1/53	$5,000,000	2/13/23	$5,079,690
Uniform Mortgage-Backed Securities, 5.00%, 2/1/53	51,000,000	2/13/23	51,203,204
Uniform Mortgage-Backed Securities, 4.50%, 2/1/53	21,000,000	2/13/23	20,742,422
Uniform Mortgage-Backed Securities, 4.00%, 2/1/53	4,000,000	2/13/23	3,861,250
Uniform Mortgage-Backed Securities, 3.00%, 2/1/53	5,000,000	2/13/23	4,538,279
Uniform Mortgage-Backed Securities, 2.50%, 2/1/53	1,000,000	2/13/23	875,234
Uniform Mortgage-Backed Securities, 2.00%, 2/1/53	11,000,000	2/13/23	9,258,224

Total			$95,558,303

	CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/23 (Unaudited)
	Notional amount		Value		Upfront premium received (paid)	Termi- nation date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
		$10,381,000	$44,742	(E)	$(47,067)	3/15/33	US SOFR — Annually	3.22% — Annually	$(2,325)
		9,260,000	12,501	(E)	32,807	3/15/25	4.19% — Annually	US SOFR — Annually	20,306
		37,691,000	13,569	(E)	124,724	3/15/25	US SOFR — Annually	4.10% — Annually	111,155
		36,300,000	593,868	(E)	397,684	3/15/28	3.70% — Annually	US SOFR — Annually	(196,183)
		10,416,000	115,305	(E)	(145,802)	3/15/33	3.30% — Annually	US SOFR — Annually	(261,110)
		2,447,000	16,689	(E)	119,610	3/15/53	US SOFR — Annually	2.90% — Annually	102,922
		1,808,000	42,108		(24)	12/29/32	3.468% — Annually	US SOFR — Annually	(40,691)
		1,444,000	40,374		(19)	12/29/32	3.5235% — Annually	US SOFR — Annually	(39,318)
		636,000	25,917		(22)	12/30/52	3.1595% — Annually	US SOFR — Annually	(25,267)
		833,000	48,289		(28)	12/30/52	3.248% — Annually	US SOFR — Annually	(47,505)
		1,255,000	35,366		(17)	1/3/33	US SOFR — Annually	3.5255% — Annually	34,555
		4,785,000	7,704		(18)	1/6/25	US SOFR — Annually	4.356% — Annually	7,841
		1,227,000	9,227		(10)	1/6/28	3.5615% — Annually	US SOFR — Annually	(8,573)
		3,601,000	7,886		(14)	1/6/25	4.3875% — Annually	US SOFR — Annually	(8,093)
		1,906,000	31,659		(25)	1/6/33	3.388% — Annually	US SOFR — Annually	(30,409)
		4,459,000	55,559		(36)	1/9/28	3.6695% — Annually	US SOFR — Annually	(53,775)
		2,688,000	44,379		(35)	1/9/33	3.3865% — Annually	US SOFR — Annually	(42,831)
		723,000	1,598		(25)	1/10/53	2.938% — Annually	US SOFR — Annually	2,179
		1,327,000	1,247		(45)	1/10/53	US SOFR — Annually	2.9445% — Annually	(2,398)
		1,327,000	1,645		(45)	1/10/53	US SOFR — Annually	2.943% — Annually	(2,798)
		2,518,000	1,335		(33)	1/11/33	US SOFR — Annually	3.197% — Annually	(335)
		7,781,000	2,879		(29)	1/12/25	US SOFR — Annually	4.275% — Annually	2,696
		1,688,000	11,597		(22)	1/12/33	3.272% — Annually	US SOFR — Annually	(10,644)
		3,974,000	477		(15)	1/13/25	US SOFR — Annually	4.249% — Annually	(620)
		1,517,000	5,734		(52)	1/17/53	US SOFR — Annually	2.9295% — Annually	(6,658)
		12,096,000	20,563		(45)	1/17/25	US SOFR — Annually	4.1565% — Annually	(21,379)
		3,745,000	18,051		(49)	1/17/33	US SOFR — Annually	3.1335% — Annually	(19,935)
		502,000	6,200		(17)	1/17/53	US SOFR — Annually	2.8855% — Annually	(6,515)
		502,000	6,345		(17)	1/17/53	US SOFR — Annually	2.884% — Annually	(6,660)
		35,046,000	37,499		(131)	1/18/25	US SOFR — Annually	4.184% — Annually	(39,322)
		11,533,000	36,560		(152)	1/18/33	US SOFR — Annually	3.153% — Annually	(41,893)
		5,033,000	2,919		(19)	1/18/25	US SOFR — Annually	4.2105% — Annually	(3,129)
		3,105,000	2,981		(12)	1/19/25	US SOFR — Annually	4.19% — Annually	(3,121)
		517,000	72		(7)	1/19/33	US SOFR — Annually	3.192% — Annually	(142)
		2,278,000	11,937		(18)	1/20/28	US SOFR — Annually	3.273% — Annually	(12,741)
		26,576,000	20,995		(100)	1/26/25	US SOFR — Annually	4.1885% — Annually	(21,601)
		2,470,000	1,087		(9)	2/2/25	4.2405% — Annually	US SOFR — Annually	(1,096)
		10,354,000	33,651		(137)	2/2/33	3.2275% — Annually	US SOFR — Annually	(33,787)
	AUD	4,988,000	21,688	(E)	10,852	3/15/33	6 month AUD-BBR-BBSW — Semiannually	4.05% — Semiannually	(10,836)
	AUD	8,032,000	3,798	(E)	(5,217)	3/15/25	3.72% — Quarterly	3 month AUD-BBR-BBSW — Quarterly	(9,015)
	CAD	8,862,000	5,395	(E)	36,601	3/15/25	4.15% — Semiannually	3 month CAD-BA-CDOR — Semiannually	31,206
	CAD	4,271,000	22,855	(E)	(52,926)	3/15/33	3.24% — Semiannually	3 month CAD-BA-CDOR — Semiannually	(30,072)
	CHF	1,314,000	22,764	(E)	2,176	3/15/33	Swiss Average Rate Overnight — Annually	1.55% — Annually	(20,587)
	EUR	3,605,000	85,712	(E)	(32,412)	3/15/33	2.625% — Annually	6 month EUR-EURIBOR — Semiannually	53,300
	EUR	10,590,000	92,449	(E)	98	3/15/25	2.90% — Annually	6 month EUR-EURIBOR — Semiannually	92,546
	GBP	2,085,000	13,392	(E)	226	3/15/25	4.29% — Annually	Sterling Overnight Index Average — Annually	(13,166)
	GBP	104,000	831	(E)	1,844	3/15/33	3.45% — Annually	Sterling Overnight Index Average — Annually	1,013
	NOK	17,615,000	11,312	(E)	(4,117)	3/15/33	6 month NOK-NIBOR-NIBR — Semiannually	2.965% — Annually	(15,429)
	NZD	1,802,000	6,337	(E)	(1,892)	3/15/33	3 month NZD-BBR-FRA — Quarterly	4.36% — Semiannually	4,445
	SEK	63,024,000	95,462	(E)	(21,908)	3/15/33	2.52% — Annually	3 month SEK-STIBOR-SIDE — Quarterly	73,554

	Total				$414,054				$(552,241)
(E)	Extended effective date.

	OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/23 (Unaudited)
	Swap counterparty/ notional amount	Value	Upfront premium received (paid)	Termi- nation date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
	Bank of America N.A.
	$108,502,271	$116,276,783	$—	1/4/23	(US SOFR plus 0.22%) — Monthly	A basket (MLFCF15) of common stocks — Monthly*	$7,555,541
	169,452	176,192	—	6/20/23	(US SOFR plus 1.00%) — Monthly	Al Rajhi Bank — Monthly	6,740
	414,354	408,197	—	6/20/23	(US SOFR plus 1.00%) — Monthly	Etihad Etisalat Co. — Monthly	(6,584)
	108,969,271	115,877,713	—	1/4/24	US SOFR plus 0.05% — Monthly	Russell 1000 Total Return Index — Monthly	(6,558,749)
	936,759	934,671	—	6/20/23	(US SOFR plus 1.00%) — Monthly	Sahara International Petrochemical Co. — Monthly	(3,054)
	217,593	211,683	—	6/20/23	(US SOFR plus 1.00%) — Monthly	Saudi Tadawul Group Holding — Monthly	(6,134)
	Barclays Bank PLC
	49,212,846	49,259,786	—	5/26/23	0.10% — Monthly	Buraschi Barclays Adaptive Trend Strategy - Ex-Commodities — Monthly#	46,667
	Citibank, N.A.
	734,096	729,878	—	7/5/24	US SOFR minus 0.28% — Monthly	Advance Auto Parts — Monthly	6,108
	158,139	170,644	—	7/5/24	US SOFR minus 0.28% — Monthly	Aerovironment Inc — Monthly	(12,098)
	651,405	684,737	—	7/5/24	US SOFR minus 0.28% — Monthly	AKAMI Technologies Inc — Monthly	(31,656)
	676,826	830,499	—	7/5/24	US SOFR minus 0.28% — Monthly	Align Technology Inc. — Monthly	(151,931)
	1,758,993	2,139,082	—	7/5/24	US SOFR minus 0.28% — Monthly	Array Technologies Inc. — Monthly	(375,561)
	124,525	144,883	—	7/5/24	US SOFR minus 0.28% — Monthly	B&G Foods Inc. — Monthly	(22,337)
	256,385	264,936	—	7/5/24	US SOFR minus 0.28% — Monthly	Banc First Corp. — Monthly	(9,122)
	611,951	658,104	—	7/5/24	US SOFR minus 0.28% — Monthly	Bausch Health Cos Inc. — Monthly	(44,577)
	445,415	548,351	—	7/5/24	US SOFR minus 0.28% — Monthly	Beauty Health Co. — Monthly	(101,790)
	138,589	212,123	—	7/5/24	US SOFR minus 0.28% — Monthly	Big Commerce Holdings Ser 1 — Monthly	(73,177)
	306,554	331,285	—	7/5/24	US SOFR minus 0.28% — Monthly	Blackline Inc. — Monthly	(23,942)
	181,712	231,958	—	7/5/24	US SOFR minus 0.28% — Monthly	Canada Goose Holdings Inc — Monthly	(49,779)
	88,554	102,709	—	7/5/24	US SOFR minus 0.28% — Monthly	Catalent Inc — Monthly	(13,927)
	463,728	534,549	—	7/5/24	US SOFR minus 0.28% — Monthly	Digital Turbine Inc. — Monthly	(69,628)
	63,188	66,577	—	7/5/24	US SOFR minus 0.28% — Monthly	Ebix Inc. — Monthly	(3,226)
	886,903	924,272	—	7/5/24	US SOFR minus 0.28% — Monthly	Energizer Holdings Inc. — Monthly	(35,087)
	269,596	284,246	—	7/5/24	US SOFR minus 0.28% — Monthly	F5 Inc. — Monthly	(13,955)
	144,794	171,643	—	7/5/24	US SOFR minus 0.28% — Monthly	Figs Inc-Class A — Monthly	(26,476)
	143,850	174,097	—	7/5/24	US SOFR minus 0.28% — Monthly	Floor & Decor Holdings Inc-A — Monthly	(29,877)
	304,036	365,224	—	7/5/24	US SOFR minus 0.28% — Monthly	FreshPet Inc. — Monthly	(60,405)
	897,161	1,030,687	—	7/5/24	US SOFR minus 0.28% — Monthly	Gibraltar Industries Inc. — Monthly	(131,216)
	210,191	258,711	—	7/5/24	US SOFR minus 0.28% — Monthly	Hayward Holdings Inc — Monthly	(47,979)
	476,369	516,642	—	7/5/24	US SOFR minus 0.28% — Monthly	Healthcare Services Group — Monthly	(39,047)
	1,239,073	1,244,096	—	7/5/24	US SOFR minus 0.28% — Monthly	INSULET Corp — Monthly	(1,833)
	253,776	266,571	—	7/5/24	US SOFR minus 0.28% — Monthly	Kornit Digital Ltd. — Monthly	(12,141)
	2,211,981	2,305,233	—	7/5/24	US SOFR minus 0.28% — Monthly	L3Harris Technologies Inc. — Monthly	(87,558)
	171,985	195,602	—	7/5/24	US SOFR minus 0.28% — Monthly	Lending Club Corp. — Monthly	(23,175)
	362,167	348,238	—	7/5/24	US SOFR minus 0.28% — Monthly	Lumen Technologies Inc. — Monthly	14,862
	954,706	1,031,840	—	7/5/24	US SOFR minus 0.28% — Monthly	MACOM Technology Solutions — Monthly	(74,676)
	223,046	240,228	—	7/5/24	US SOFR minus 0.28% — Monthly	Mercury Systems Inc. — Monthly	(16,607)
	91,699,769	90,384,799	—	10/27/23	US SOFR minus 0.12% — Quarterly	MSCI Daily TR Net Emerging Markets USD — Quarterly	1,325,643
	229,408	263,921	—	7/5/24	US SOFR minus 0.28% — Monthly	NCINO Inc. — Monthly	(33,922)
	203,438	230,111	—	7/5/24	US SOFR minus 0.28% — Monthly	Newell Brands Inc. — Monthly	(26,150)
	99,525	106,391	—	7/5/24	US SOFR minus 0.28% — Monthly	Omnicell Inc — Monthly	(6,610)
	1,943,218	2,204,109	—	7/5/24	US SOFR minus 0.28% — Monthly	Penumbra Inc. — Monthly	(255,889)
	839,345	802,308	—	7/5/24	US SOFR minus 0.28% — Monthly	Premier Inc. Class A — Monthly	39,198
	2,183,210	2,362,315	—	7/5/24	US SOFR minus 0.28% — Monthly	Ralph Lauren Corp. — Monthly	(187,791)
	532,400	586,390	—	7/5/24	US SOFR minus 0.28% — Monthly	Sanmina-Sci Corp. — Monthly	(52,620)
	181,419	213,944	—	7/5/24	US SOFR minus 0.28% — Monthly	Shoals Technologies Group -A — Monthly	(32,058)
	409,226	414,768	—	7/5/24	US SOFR minus 0.28% — Monthly	Syneaos Health Inc. — Monthly	(4,489)
	793,786	1,246,145	—	7/5/24	US SOFR minus 0.28% — Monthly	Tesla Inc. — Monthly	(450,315)
	616,910	762,180	—	7/5/24	US SOFR minus 0.28% — Monthly	Universal Display Corp. — Monthly	(143,682)
	477,582	815,056	—	7/5/24	US SOFR minus 0.28% — Monthly	Wayfair Inc. Class A — Monthly	(336,244)
	209,904	225,331	—	7/5/24	US SOFR minus 0.28% — Monthly	WD-40 Corp. — Monthly	(15,959)
	574,929	597,310	—	7/5/24	US SOFR minus 0.28% — Monthly	Whirlpool Corp. — Monthly	(20,901)
	721,904	775,064	—	7/5/24	US SOFR minus 0.28% — Monthly	Yeti Holdings Inc. — Monthly	(51,302)
	197,338	197,198	—	7/5/24	US SOFR minus 3.75% — Monthly	Zynex Inc. — Monthly	209
	Goldman Sachs International
	165,480,622	167,767,518	—	12/15/25	(US SOFR plus 0.40%) — Monthly	A basket (GSGLPWDL) of common stocks — Monthly*	2,033,697
	160,470,325	162,818,598	—	12/15/25	US SOFR minus 0.25% — Monthly	A basket (GSGLPWDS) of common stocks — Monthly*	(2,204,300)
	117,684	123,077	—	12/15/25	US SOFR minus 0.28% — Monthly	Beyond Meat Inc. — Monthly	(8,988)
	447,974	466,889	—	12/15/25	US SOFR minus 0.28% — Monthly	Bloom Energy Corp. - A — Monthly	(18,264)
	JPMorgan Chase Bank N.A.
	27,500,152	30,622,374	—	10/4/23	(US SOFR plus 0.41%) — Monthly	A basket (JPCMPTFL) of common stocks — Monthly*	3,045,966
	UBS AG
	171,732,155	176,408,825	—	5/22/23	(US SOFR plus 0.35%) — Monthly	A basket (UBSPUSER) of common stocks — Monthly*	4,531,592
	171,801,868	176,340,861	—	5/22/23	US SOFR plus 0.20% — Monthly	S&P 500 Total Return 4 Jan 1988 Index — Monthly	(4,366,981)

	Upfront premium received		—	Unrealized appreciation			18,606,223

	Upfront premium (paid)		—	Unrealized (depreciation)			(16,373,769)

		Total	$—			Total	$2,232,454
*	The 50 largest components, and any individual component greater than 1% of basket value, are shown below.
#	BEFSBAXD is a trend strategy that invests in global futures (excluding commodities) based on long and short term trends in futures prices.

A BASKET (MLFCF15) OF COMMON STOCKS
Common stocks	Sector	Shares	Value	Percentage value
Apple, Inc.	Technology	51,733	$7,464,613	6.42%
Microsoft Corp.	Technology	19,643	4,867,658	4.19%
Alphabet, Inc. Class A	Technology	43,607	4,310,140	3.71%
Amazon.com, Inc.	Consumer cyclicals	28,383	2,927,173	2.52%
JPMorgan Chase & Co.	Financials	17,076	2,389,894	2.06%
Exxon Mobil Corp.	Energy	19,036	2,208,357	1.90%
Procter & Gamble Co. (The)	Consumer staples	14,599	2,078,631	1.79%
Coca-Cola Co. (The)	Consumer staples	31,352	1,922,511	1.65%
Merck & Co., Inc.	Health care	17,644	1,895,127	1.63%
Booking Holdings, Inc.	Consumer cyclicals	770	1,873,988	1.61%
Philip Morris International, Inc.	Consumer staples	17,873	1,863,042	1.60%
Eli Lilly and Co.	Health care	5,146	1,770,855	1.52%
NVIDIA Corp.	Technology	8,768	1,712,968	1.47%
Qualcomm, Inc.	Technology	12,373	1,648,223	1.42%
Synopsys, Inc.	Technology	4,648	1,644,070	1.41%
Accenture PLC Class A	Technology	5,821	1,624,379	1.40%
CVS Health Corp.	Health care	17,571	1,550,116	1.33%
Abbott Laboratories	Health care	13,895	1,536,143	1.32%
Vertex Pharmaceuticals, Inc.	Health care	4,698	1,518,030	1.31%
Uber Technologies, Inc.	Consumer staples	48,558	1,501,913	1.29%
Cadence Design Systems, Inc.	Technology	8,017	1,465,825	1.26%
AbbVie, Inc.	Health care	9,795	1,447,164	1.24%
Citigroup, Inc.	Financials	25,125	1,312,015	1.13%
General Dynamics Corp.	Capital goods	5,511	1,284,464	1.10%
Meta Platforms, Inc. Class A	Technology	8,411	1,253,037	1.08%
Cisco Systems, Inc./Delaware	Technology	25,380	1,235,254	1.06%
eBay, Inc.	Technology	24,233	1,199,549	1.03%
AutoZone, Inc.	Consumer cyclicals	482	1,175,874	1.01%
American International Group, Inc.	Financials	18,582	1,174,786	1.01%
Marathon Petroleum Corp.	Energy	9,042	1,162,107	1.00%
Adobe, Inc.	Technology	2,968	1,099,074	0.95%
MetLife, Inc.	Financials	15,029	1,097,418	0.94%
Bristol-Myers Squibb Co.	Health care	14,881	1,081,125	0.93%
Wells Fargo & Co.	Financials	22,532	1,056,097	0.91%
Tesla, Inc.	Consumer cyclicals	5,754	996,693	0.86%
Verizon Communications, Inc.	Communication services	23,053	958,296	0.82%
CSX Corp.	Transportation	29,011	897,025	0.77%
AT&T, Inc.	Communication services	43,420	884,456	0.76%
Corteva, Inc.	Basic materials	13,216	851,761	0.73%
Discover Financial Services	Financials	7,290	850,914	0.73%
PepsiCo, Inc.	Consumer staples	4,804	821,578	0.71%
Expedia Group, Inc.	Consumer cyclicals	6,953	794,682	0.68%
Marathon Oil Corp.	Energy	28,706	788,567	0.68%
Pfizer, Inc.	Health care	17,823	787,058	0.68%
Cheniere Energy, Inc.	Energy	5,120	782,355	0.67%
AMETEK, Inc.	Conglomerates	5,350	775,358	0.67%
Fortive Corp.	Capital goods	10,839	737,411	0.63%
General Motors Co.	Consumer cyclicals	18,639	732,882	0.63%
Lockheed Martin Corp.	Capital goods	1,463	677,676	0.58%
Goldman Sachs Group, Inc. (The)	Financials	1,841	673,406	0.58%

A BASKET (GSGLPWDL) OF COMMON STOCKS
Common stocks	Sector	Shares	Value	Percentage value
Vinci SA (France)	Capital goods	10,079	$1,134,469	0.68%
Eiffage SA (France)	Basic materials	10,308	1,096,706	0.65%
Energias de Portugal (EDP) SA (Portugal)	Utilities and power	220,257	1,090,317	0.65%
Exxon Mobil Corp.	Energy	9,153	1,061,785	0.63%
Ferrari NV (Italy)	Consumer cyclicals	4,252	1,057,039	0.63%
Fortive Corp.	Capital goods	15,450	1,051,087	0.63%
Weyerhaeuser Co.	Basic materials	30,475	1,049,240	0.63%
Keysight Technologies, Inc.	Technology	5,801	1,040,494	0.62%
SEI Investments Co.	Financials	16,439	1,026,289	0.61%
MSCI, Inc.	Technology	1,929	1,025,171	0.61%
AT&T, Inc.	Communication services	50,054	1,019,599	0.61%
Merck & Co., Inc.	Health care	9,290	997,835	0.59%
GoDaddy, Inc. Class A	Technology	12,116	995,075	0.59%
Secom Co., Ltd. (Japan)	Consumer cyclicals	16,527	981,260	0.58%
Kirin Holdings Co., Ltd. (Japan)	Consumer staples	63,448	975,294	0.58%
Chevron Corp.	Energy	5,592	973,112	0.58%
Hartford Financial Services Group, Inc. (The)	Financials	12,358	959,072	0.57%
Textron, Inc.	Capital goods	13,060	951,448	0.57%
Philip Morris International, Inc.	Consumer staples	9,100	948,592	0.57%
PepsiCo, Inc.	Consumer staples	5,538	947,155	0.56%
FactSet Research Systems, Inc.	Consumer cyclicals	2,231	943,741	0.56%
Cummins, Inc.	Capital goods	3,777	942,398	0.56%
Diageo PLC (United Kingdom)	Consumer staples	21,653	938,329	0.56%
Garmin, Ltd.	Technology	9,484	937,792	0.56%
Hershey Co. (The)	Consumer staples	4,126	926,617	0.55%
Marubeni Corp. (Japan)	Conglomerates	75,338	919,093	0.55%
Canadian Utilities, Ltd. Class A (Canada)	Utilities and power	32,238	893,427	0.53%
Chubb, Ltd.	Financials	3,832	871,686	0.52%
Agilent Technologies, Inc.	Technology	5,607	852,757	0.51%
Aristocrat Leisure, Ltd. (Australia)	Consumer cyclicals	34,734	831,189	0.50%
Nitto Denko Corp. (Japan)	Basic materials	12,736	818,708	0.49%
Hermes International (France)	Consumer cyclicals	433	806,534	0.48%
Sekisui Chemical Co., Ltd. (Japan)	Financials	57,226	797,811	0.48%
Shell PLC (London Exchange) (United Kingdom)	Energy	27,162	793,860	0.47%
Nestle SA (Switzerland)	Consumer staples	6,540	793,574	0.47%
Valeo (France)	Consumer cyclicals	36,337	788,673	0.47%
Toppan, Inc. (Japan)	Consumer cyclicals	48,559	779,291	0.46%
Mettler-Toledo International, Inc.	Health care	506	775,427	0.46%
VeriSign, Inc.	Technology	3,538	771,568	0.46%
Avery Dennison Corp.	Basic materials	4,069	770,751	0.46%
Gilead Sciences, Inc.	Health care	9,125	765,920	0.46%
Colgate-Palmolive Co.	Consumer staples	10,268	765,268	0.46%
ConocoPhillips	Energy	6,158	750,467	0.45%
NetApp, Inc.	Technology	11,268	746,257	0.44%
Bezeq The Israeli Telecommunication Corp., Ltd. (Israel)	Communication services	446,866	737,783	0.44%
Dai Nippon Printing Co., Ltd. (Japan)	Consumer cyclicals	31,311	736,761	0.44%
Swatch Group AG (The) (Switzerland)	Consumer cyclicals	2,025	726,992	0.43%
Recruit Holdings Co., Ltd. (Japan)	Consumer staples	22,582	719,594	0.43%
Moncler SpA (Italy)	Consumer cyclicals	11,556	717,864	0.43%
Dropbox, Inc. Class A	Technology	30,776	714,923	0.43%

A BASKET (GSGLPWDS) OF COMMON STOCKS
Common stocks	Sector	Shares	Value	Percentage value
LVMH Moet Hennessy Louis Vuitton SA (France)	Consumer cyclicals	1,322	$1,149,508	0.71%
BNP Paribas SA (France)	Financials	16,544	1,131,323	0.69%
Solvay SA (France)	Basic materials	9,539	1,106,007	0.68%
Allianz SE (Germany)	Financials	4,506	1,073,818	0.66%
Moody's Corp.	Consumer cyclicals	3,314	1,069,513	0.66%
Enel SpA (Italy)	Utilities and power	181,707	1,064,953	0.65%
Visa, Inc. Class A	Financials	4,604	1,059,929	0.65%
AXA SA (France)	Financials	33,917	1,055,126	0.65%
Air Liquide SA (France)	Basic materials	6,625	1,052,034	0.65%
Reed Elsevier (United Kingdom)	Consumer cyclicals	35,002	1,036,517	0.64%
SoftBank Corp. (Japan)	Communication services	89,362	1,020,519	0.63%
Equifax, Inc.	Consumer cyclicals	4,531	1,006,704	0.62%
Orange SA (France)	Communication services	94,251	996,162	0.61%
CGI Group, Inc. Class A (Canada)	Technology	11,366	974,162	0.60%
Toyota Motor Corp. (Japan)	Consumer cyclicals	66,281	965,705	0.59%
Imperial Brands PLC (United Kingdom)	Consumer staples	37,755	945,359	0.58%
International Paper Co.	Basic materials	21,306	891,028	0.55%
BlackRock, Inc.	Financials	1,144	868,242	0.53%
Waste Connections, Inc.	Capital goods	6,503	864,256	0.53%
Swisscom AG (Switzerland)	Communication services	1,461	861,855	0.53%
S&P Global, Inc.	Consumer cyclicals	2,248	842,747	0.52%
Heineken NV (Netherlands)	Consumer staples	8,397	835,683	0.51%
D.R. Horton, Inc.	Consumer cyclicals	8,453	834,238	0.51%
NICE, Ltd. (Israel)	Communication services	4,034	830,907	0.51%
Bridgestone Corp. (Japan)	Consumer cyclicals	22,356	830,432	0.51%
Cooper Cos., Inc. (The)	Health care	2,341	817,012	0.50%
Berkshire Hathaway, Inc. Class B	Financials	2,562	798,263	0.49%
ORIX Corp. (Japan)	Financials	45,337	792,400	0.49%
EssilorLuxottica SA (France)	Health care	4,335	791,346	0.49%
STERIS PLC	Health care	3,766	777,688	0.48%
Masco Corp.	Consumer cyclicals	14,342	762,973	0.47%
Ingersoll Rand, Inc.	Capital goods	13,558	759,222	0.47%
CSL, Ltd. (Australia)	Health care	3,475	731,070	0.45%
Kubota Corp. (Japan)	Capital goods	48,858	727,434	0.45%
Swiss Re AG (Switzerland)	Financials	6,922	722,526	0.44%
Westlake Corp.	Basic materials	5,855	718,673	0.44%
Coca-Cola Co. (The)	Consumer staples	11,688	716,695	0.44%
United Parcel Service, Inc. Class B	Transportation	3,869	716,684	0.44%
Monster Beverage Corp.	Consumer staples	6,884	716,492	0.44%
Atmos Energy Corp.	Utilities and power	6,016	707,084	0.43%
Toyota Industries Corp. (Japan)	Consumer cyclicals	11,662	705,107	0.43%
Takeda Pharmaceutical Co., Ltd. (Japan)	Health care	22,216	698,073	0.43%
CK Hutchison Holdings, Ltd. (Hong Kong)	Consumer staples	109,717	696,826	0.43%
Fastenal Co.	Consumer staples	13,767	695,900	0.43%
TOTO, Ltd. (Japan)	Basic materials	17,959	692,607	0.43%
Chocoladefabriken Lindt & Spruengli AG (Switzerland)	Consumer staples	6	689,034	0.42%
Howmet Aerospace, Inc.	Capital goods	16,388	666,811	0.41%
TJX Cos., Inc. (The)	Consumer cyclicals	7,917	648,112	0.40%
Ferguson PLC (United Kingdom)	Consumer staples	4,593	643,236	0.40%
Quanta Services, Inc.	Capital goods	4,220	642,307	0.39%

A BASKET (JPCMPTFL) OF COMMON STOCKS
Common stocks	Sector	Shares	Value	Percentage value
UMW Holdings Corp.	Financials	128,027	$586,363	1.91%
PulteGroup, Inc.	Consumer cyclicals	9,601	546,180	1.78%
Spirit AeroSystems Holdings, Inc. Class A	Capital goods	14,716	531,983	1.74%
Enovis Corp.	Capital goods	8,200	516,185	1.69%
AZEK Co., Inc. (The)	Basic materials	21,245	512,637	1.67%
Carter's, Inc.	Consumer cyclicals	5,596	466,571	1.52%
Thor Industries, Inc.	Consumer cyclicals	4,847	462,058	1.51%
Columbia Sportswear Co.	Consumer cyclicals	4,626	443,599	1.45%
Hanesbrands, Inc.	Consumer cyclicals	52,467	442,818	1.45%
Clorox Co. (The)	Consumer cyclicals	2,991	432,713	1.41%
Dexcom, Inc.	Health care	4,013	429,769	1.40%
Block, Inc. Class A	Consumer cyclicals	5,125	418,802	1.37%
Under Armour, Inc. Class C	Consumer cyclicals	36,643	399,409	1.30%
Etsy, Inc.	Consumer staples	2,875	395,555	1.29%
ICU Medical, Inc.	Health care	1,980	382,531	1.25%
ESAB Corp.	Capital goods	6,565	379,536	1.24%
AT&T, Inc.	Communication services	18,380	374,401	1.22%
Victoria's Secret & Co.	Consumer cyclicals	8,714	367,300	1.20%
Cardinal Health, Inc.	Health care	4,678	361,373	1.18%
Amedisys, Inc.	Health care	3,652	352,995	1.15%
Armstrong World Industries, Inc.	Basic materials	4,446	344,176	1.12%
Timken Co. (The)	Basic materials	4,090	336,780	1.10%
Axon Enterprise, Inc.	Capital goods	1,659	324,258	1.06%
Coty, Inc. Class A	Consumer staples	32,273	321,439	1.05%
Certara, Inc.	Health care	15,802	306,555	1.00%
United Rentals, Inc.	Consumer cyclicals	695	306,336	1.00%
BWX Technologies, Inc.	Capital goods	5,033	306,328	1.00%
Peloton Interactive, Inc. Class A	Consumer cyclicals	23,531	304,256	0.99%
10x Genomics, Inc. Class A	Health care	6,371	298,346	0.97%
Quanta Services, Inc.	Capital goods	1,902	289,464	0.95%
Gates Industrial Corp. PLC	Capital goods	21,325	281,703	0.92%
Spectrum Brands Holdings, Inc.	Consumer cyclicals	4,134	280,635	0.92%
Boston Beer Co., Inc. (The) Class A	Consumer staples	722	280,545	0.92%
Allison Transmission Holdings, Inc.	Capital goods	6,058	273,081	0.89%
Boston Scientific Corp.	Health care	5,837	269,980	0.88%
arista Networks, Inc.	Technology	2,108	265,628	0.87%
ChargePoint Holdings, Inc.	Capital goods	21,778	264,385	0.86%
Driven Brands Holdings, Inc.	Consumer cyclicals	8,793	256,665	0.84%
Vertiv Holdings Co.	Capital goods	17,526	249,226	0.81%
Definitive Healthcare Corp.	Health care	20,119	249,072	0.81%
Flowserve Corp.	Capital goods	7,230	248,845	0.81%
DoubleVerify Holdings, Inc.	Technology	8,788	238,958	0.78%
Masimo Corp.	Health care	1,400	238,167	0.78%
Lockheed Martin Corp.	Capital goods	512	237,410	0.78%
Dentsply Sirona, Inc.	Health care	6,303	232,126	0.76%
Monolithic Power Systems, Inc.	Technology	530	225,942	0.74%
Enhabit, Inc.	Health care	14,686	225,574	0.74%
Tandem Diabetes Care, Inc.	Health care	5,478	223,181	0.73%
TopBuild Corp.	Basic materials	1,099	219,821	0.72%
Gap, Inc. (The)	Consumer cyclicals	16,008	217,230	0.71%

A BASKET (UBSPUSER) OF COMMON STOCKS
Common stocks	Sector	Shares	Value	Percentage value
Microsoft Corp.	Technology	52,017	$12,890,263	7.31%
Apple, Inc.	Technology	72,780	10,501,424	5.95%
Amazon.com, Inc.	Consumer cyclicals	47,069	4,854,254	2.75%
Alphabet, Inc. Class C	Technology	46,583	4,652,289	2.64%
NVIDIA Corp.	Technology	17,719	3,461,772	1.96%
Exxon Mobil Corp.	Energy	28,489	3,305,043	1.87%
Walmart, Inc.	Consumer cyclicals	20,793	2,991,533	1.70%
Charles Schwab Corp. (The)	Financials	38,379	2,971,293	1.68%
UnitedHealth Group, Inc.	Health care	5,836	2,913,329	1.65%
Union Pacific Corp.	Transportation	14,203	2,900,161	1.64%
Bank of America Corp.	Financials	76,965	2,730,716	1.55%
Danaher Corp.	Health care	10,326	2,730,071	1.55%
Oracle Corp.	Technology	29,792	2,635,440	1.49%
Mastercard, Inc. Class A	Consumer cyclicals	7,107	2,633,741	1.49%
Merck & Co., Inc.	Health care	23,809	2,557,291	1.45%
Visa, Inc. Class A	Financials	10,920	2,513,848	1.43%
American Tower Corp.	Communication services	11,238	2,510,393	1.42%
Meta Platforms, Inc. Class A	Technology	16,415	2,445,310	1.39%
Johnson Controls International PLC	Capital goods	34,924	2,429,663	1.38%
Regeneron Pharmaceuticals, Inc.	Health care	3,056	2,318,127	1.31%
Goldman Sachs Group, Inc. (The)	Financials	6,080	2,224,144	1.26%
McKesson Corp.	Health care	5,694	2,156,181	1.22%
Northrop Grumman Corp.	Capital goods	4,770	2,136,988	1.21%
O'Reilly Automotive, Inc.	Consumer cyclicals	2,689	2,130,554	1.21%
Qualcomm, Inc.	Technology	15,422	2,054,324	1.16%
Tesla, Inc.	Consumer cyclicals	11,859	2,054,241	1.16%
ConocoPhillips	Energy	16,495	2,010,276	1.14%
Thermo Fisher Scientific, Inc.	Health care	3,321	1,894,049	1.07%
Citigroup, Inc.	Financials	35,383	1,847,711	1.05%
Freeport-McMoRan, Inc. (Indonesia)	Basic materials	41,123	1,834,910	1.04%
Cadence Design Systems, Inc.	Technology	9,843	1,799,673	1.02%
Honeywell International, Inc.	Capital goods	8,285	1,727,247	0.98%
Procter & Gamble Co. (The)	Consumer staples	12,073	1,718,902	0.97%
Eli Lilly and Co.	Health care	4,820	1,658,922	0.94%
Elevance Health, Inc.	Health care	3,082	1,541,135	0.87%
Valero Energy Corp.	Energy	10,427	1,460,098	0.83%
Corteva, Inc.	Basic materials	22,591	1,456,014	0.83%
Booking Holdings, Inc.	Consumer cyclicals	593	1,442,828	0.82%
Costco Wholesale Corp.	Consumer staples	2,793	1,427,439	0.81%
AbbVie, Inc.	Health care	8,913	1,316,950	0.75%
JPMorgan Chase & Co.	Financials	9,363	1,310,510	0.74%
Intuit, Inc.	Technology	2,948	1,245,885	0.71%
Accenture PLC Class A	Technology	4,393	1,225,862	0.69%
Comcast Corp. Class A	Communication services	30,151	1,186,443	0.67%
Deere & Co.	Capital goods	2,787	1,178,342	0.67%
NRG Energy, Inc.	Utilities and power	34,136	1,168,134	0.66%
Raytheon Technologies Corp.	Capital goods	11,693	1,167,548	0.66%
Charter Communications, Inc. Class A	Communication services	3,022	1,161,292	0.66%
Hilton Worldwide Holdings, Inc.	Consumer cyclicals	7,968	1,156,100	0.66%
Home Depot, Inc. (The)	Consumer cyclicals	3,565	1,155,628	0.66%

	OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 1/31/23 (Unaudited)
	Swap counterparty/ referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
	Bank of America N.A.
	CMBX NA BBB-.6 Index	BB/P	$4,580	$41,442	$10,133	5/11/63	300 bp — Monthly	$(5,529)
	CMBX NA BBB-.6 Index	BB/P	6,498	70,514	17,241	5/11/63	300 bp — Monthly	(10,701)
	CMBX NA BBB-.6 Index	BB/P	15,001	150,305	36,750	5/11/63	300 bp — Monthly	(21,661)
	Barclays Bank PLC
	CMBX NA BBB-.7 Index	BB-/P	8,583	1,527,000	288,145	1/17/47	300 bp — Monthly	(278,671)
	Citigroup Global Markets, Inc.
	CMBX NA BB.6 Index	B/P	237,268	1,130,572	417,633	5/11/63	500 bp — Monthly	(179,266)
	CMBX NA BB.7 Index	B-/P	32,151	630,000	205,758	1/17/47	500 bp — Monthly	(172,994)
	Credit Suisse International
	CMBX NA BBB-.7 Index	BB-/P	41,182	521,000	98,313	1/17/47	300 bp — Monthly	(56,827)
	CMBX NA BBB-.7 Index	BB-/P	477,711	6,463,000	1,219,568	1/17/47	300 bp — Monthly	(738,087)
	Goldman Sachs International
	CMBX NA BBB-.7 Index	BB-/P	171,603	2,462,000	464,579	1/17/47	300 bp — Monthly	(291,540)
	CMBX NA BBB-.7 Index	BB-/P	587,623	7,950,000	1,500,165	1/17/47	300 bp — Monthly	(907,904)
	JPMorgan Securities LLC
	CMBX NA BBB-.8 Index	BB/P	23,391	150,000	24,045	10/17/57	300 bp — Monthly	(567)
	Merrill Lynch International
	CMBX NA BB.7 Index	B-/P	23,979	210,000	68,586	1/17/47	500 bp — Monthly	(44,403)

Upfront premium received			1,629,570		Unrealized appreciation			—

Upfront premium (paid)			—		Unrealized (depreciation)			(2,708,150)

	Total		$1,629,570				Total	$(2,708,150)
*	Payments related to the referenced debt are made upon a credit default event.
**	Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.
***	Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody's, Standard & Poor's or Fitch ratings are believed to be the most recent ratings available at January 31, 2023. Securities rated by Fitch are indicated by "/F." Securities rated by Putnam are indicated by "/P." The Putnam rating categories are comparable to the Standard & Poor’s classifications.

	OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 1/31/23 (Unaudited)
	Swap counterparty/ referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
	Citigroup Global Markets, Inc.
	CMBX NA A.6 Index	$3,715	$192,482	$28,083	5/11/63	(200 bp) — Monthly	$31,723
	CMBX NA BB.10 Index	(25,000)	228,000	71,820	11/17/59	(500 bp) — Monthly	46,598
	CMBX NA BB.10 Index	(21,916)	210,000	66,150	11/17/59	(500 bp) — Monthly	44,030
	CMBX NA BB.11 Index	(81,623)	630,000	131,922	11/18/54	(500 bp) — Monthly	49,687
	CMBX NA BB.11 Index	(18,193)	193,000	40,414	11/18/54	(500 bp) — Monthly	22,034
	CMBX NA BB.9 Index	(255,056)	2,471,000	753,902	9/17/58	(500 bp) — Monthly	496,444
	CMBX NA BBB-.6 Index	(79,424)	262,261	64,123	5/11/63	(300 bp) — Monthly	(15,454)
	Credit Suisse International
	CMBX NA BB.10 Index	(51,729)	435,000	137,025	11/17/59	(500 bp) — Monthly	84,873
	CMBX NA BB.10 Index	(55,104)	413,000	130,095	11/17/59	(500 bp) — Monthly	74,589
	CMBX NA BB.7 Index	(29,194)	1,130,572	417,633	5/11/63	(500 bp) — Monthly	387,340
	Goldman Sachs International
	CMBX NA BB.7 Index	(43,113)	255,000	83,283	1/17/47	(500 bp) — Monthly	39,922
	CMBX NA BB.7 Index	(30,568)	202,000	65,973	1/17/47	(500 bp) — Monthly	35,209
	CMBX NA BB.9 Index	(22,144)	184,000	56,138	9/17/58	(500 bp) — Monthly	33,815
	CMBX NA BB.9 Index	(21,896)	184,000	56,138	9/17/58	(500 bp) — Monthly	34,064
	JPMorgan Securities LLC
	CMBX NA BB.7 Index	(1,467,986)	2,998,000	979,147	1/17/47	(500 bp) — Monthly	(491,754)
	CMBX NA BBB-.7 Index	(2,665,497)	11,354,000	2,142,500	1/17/47	(300 bp) — Monthly	(529,621)
	Merrill Lynch International
	CMBX NA A.6 Index	8,647	231,156	33,726	5/11/63	(200 bp) — Monthly	42,282
	CMBX NA BB.10 Index	(23,898)	420,000	132,300	11/17/59	(500 bp) — Monthly	107,994
	CMBX NA BB.11 Index	(273,312)	553,000	115,798	11/18/54	(500 bp) — Monthly	(158,052)
	Morgan Stanley & Co. International PLC
	CMBX NA BB.10 Index	(22,024)	210,000	66,150	11/17/59	(500 bp) — Monthly	43,922
	CMBX NA BB.9 Index	(22,310)	184,000	56,138	9/17/58	(500 bp) — Monthly	33,650
	CMBX NA BB.9 Index	(2,789)	23,000	7,017	9/17/58	(500 bp) — Monthly	4,206
	CMBX NA BBB-.7 Index	(315,451)	3,096,000	584,215	1/17/47	(300 bp) — Monthly	266,958
	CMBX NA BBB-.8 Index	(15,396)	109,000	17,473	10/17/57	(300 bp) — Monthly	2,013
	CMBX NA BBB-.8 Index	(5,612)	41,000	6,572	10/17/57	(300 bp) — Monthly	937

Upfront premium received		12,362			Unrealized appreciation		1,882,290

Upfront premium (paid)		(5,549,235)			Unrealized (depreciation)		(1,194,881)

	Total	$(5,536,873)				Total	$687,409
*	Payments related to the referenced debt are made upon a credit default event.
**	Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

Key to holding's currency abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
Key to holding's abbreviations
ADR	American Depository Receipts: Represents ownership of foreign securities on deposit with a custodian bank.
bp	Basis Points
CME	Chicago Mercantile Exchange
FRB	Floating Rate Bonds: The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
ICE	Intercontinental Exchange
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
LIBOR	London Interbank Offered Rate
OTC	Over-the-counter
PO	Principal Only
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
REMICs	Real Estate Mortgage Investment Conduits
SOFR	Secured Overnight Financing Rate
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments
Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from November 1, 2022 through January 31, 2023 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $535,391,288.
(CLN)	The value of the commodity linked notes, which are marked to market daily, may be based on a multiple of the performance of the index. The multiple (or leverage) will increase the volatility of the note's value relative to the change in the underlying index.
(NON)	This security is non-income-producing.
(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $5,359,898.
(SEGSF)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $21,392,913.
(SEGCCS)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $1,058,852.
(F)	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities' valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio.
(i)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts.
(P)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts and TBA commitments. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
(WAC)	The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities and total return swap contracts taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities and total return swaps in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Repurchase agreements: The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, which totaled $323,377,392 at the end of the reporting period, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
Stripped securities: The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.
Options contracts: The fund used options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance the return on securities owned, to gain exposure to securities and to manage downside risks.
The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.
Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.
Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap options contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.
For the fund's average contract amount on options contracts, see the appropriate table at the end of these footnotes.
Futures contracts: The fund used futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.
The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin”.
For the fund's average number of futures contracts, see the appropriate table at the end of these footnotes.
Interest rate swap contracts: The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.
An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund's books. An upfront payment made by the fund is recorded as an asset on the fund's books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.
The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default.
For the fund's average notional amount on interest rate swap contracts, see the appropriate table at the end of these footnotes.
Total return swap contracts: The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.
To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default.
For the fund's average notional amount on total return swap contracts, see the appropriate table at the end of these footnotes.
Credit default contracts: The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.
In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.
In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.
For the fund's average notional amount on credit default contracts, see the appropriate table at the end of these footnotes.
TBA commitments: The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.
The fund may also enter into TBA sale commitments to hedge its portfolio positions to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.
TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.
Unsettled TBA commitments are valued at their fair value according to the procedures described under "Security valuation" above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties' general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund's custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund's portfolio.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
At the close of the reporting period, the fund had a net liability position of $4,582,054 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $21,392,913 and may include amounts related to unsettled agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$2,626,819	$5,281,686	$—
Capital goods	—	904,699	—
Communication services	—	711,998	—
Consumer cyclicals	597,194	9,703,380	—
Consumer staples	3,591,520	2,348,143	—
Energy	—	2,145,291	—
Financials	3,183,202	11,708,695	—
Health care	133,113	2,939,932	—
Technology	6,028,377	21,180,238	—
Transportation	—	2,689,957	—
Utilities and power	1,172,205	29,887	11

Total common stocks	17,332,430	59,643,906	11
Asset-backed securities	—	2,149,769	—
Commodity linked notes	—	41,346,856	—
Corporate bonds and notes	—	774,656	—
Foreign government and agency bonds and notes	—	4,209,401	—
Investment companies	51,158,642	—	—
Mortgage-backed securities	—	3,220,622	—
U.S. government and agency mortgage obligations	—	146,081,405	—
U.S. treasury obligations	—	801,870	—
Units	247,448	—	—
Warrants	—	5,389,241	—
Short-term investments	7,547,000	354,810,025	—

Totals by level	$76,285,520	$618,427,751	$11
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Futures contracts	$(445,072)	$—	$—
Forward premium swap option contracts	—	(155,870)	—
TBA sale commitments	—	(95,558,303)	—
Interest rate swap contracts	—	(966,295)	—
Total return swap contracts	—	2,232,454	—
Credit default contracts	—	1,886,562	—

Totals by level	$(445,072)	$(92,561,452)	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund's net assets and were not considered a significant portion of the fund's portfolio.
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Purchased swap option contracts (contract amount)	$18,100,000
Futures contracts (number of contracts)	2,000
Centrally cleared interest rate swap contracts (notional)	$307,100,000
OTC total return swap contracts (notional)	$1,117,600,000
OTC credit default contracts (notional)	$47,600,000
Warrants (number of warrants)	2,100,000
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com